SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): September 2, 2004

Commission File Number 0-50626

XCYTE THERAPIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	91-1707622
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1124 Columbia Street, Suite 130

Seattle, Washington 98104

(Address of principal executive offices and zip code)

(206) 262-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)	Effective September 2, 2004, the Registrant’s Board of Directors elected Daniel K. Spiegelman a Director. Mr. Spiegelman will serve as a member of both the Audit Committee and the Compensation Committee. Pursuant to the Registrant’s 2003 Directors’ Stock Option Plan, as amended (the “Directors’ Plan”), Mr. Spiegelman was granted an option to purchase 10,000 shares of the Registrant’s common stock, vesting over a period of two years, which option is subject to stockholder approval and will not be exercisable prior to such approval. Mr. Spiegelman will also be entitled to receive cash compensation and additional option grants in accordance with the Registrant’s director compensation policy. See Item 8.01 for a description of amendments to the Directors’ Plan and the Registrant’s director compensation policy. On September 8, 2004, the Registrant issued a press release announcing Mr. Spiegelman’s election by the Board, a copy of which is attached hereto as Exhibit 99.1 and incorporated into this Form 8-K by reference.

Item 8.01    Other Events.

As part of an amendment to the Directors’ Plan approved by the Board in June 2004, the initial option grant to non-employee directors was increased from 4,545 to 10,000 shares and the vesting period shortened from three to two years, and the annual option grant to non-employee directors was increased from 1,818 to 10,000 shares and the vesting period increased from one to two years. Additionally, the chairman of each committee of the Board and each member of the audit committee, including Mr. Spiegelman, will receive an additional annual option grant to purchase 2,500 shares of the Registrant’s common stock, which option will vest over a period of two years. The amendments to the Directors’ Plan, including the grant to Mr. Spiegelman, will be submitted for stockholder approval at the Registrant’s next annual meeting. The Board also adopted, in June 2004, a director compensation policy, which provides that non-employee directors will be entitled to an annual retainer of $20,000, and will receive $1,000 for each board meeting attended in person, $500 for each board meeting participated in telephonically, and $500 for each committee meeting participated.

Item 9.01    Financial Statements and Exhibits.

(c)	The following exhibit is attached hereto:

Exhibit Number	Description of Document
99.1	Press Release of Xcyte Therapies, Inc. dated September 8, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCYTE THERAPIES, INC.

By:	/s/ Joanna S. Black
Joanna S. Black Duly Authorized Officer of Registrant General Counsel, Vice President and Secretary

Date: September 8, 2004

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INDEX TO EXHIBITS

Exhibit Number	Description of Document
99.1	Press Release of Xcyte Therapies, Inc. dated September 8, 2004.

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